
Hilton Garden Inn





APPLE HOSPITALITY REIT

Investor Presentation

November 2015 • NYSE:APLE







APPLE HOSPITALITY REIT

FORWARD LOOKING STATEMENTS

Certain statements made in this presentation are forward looking statements. These forward looking statements include statements regarding our intent, belief or current expectations and are based on various assumptions. These statements involve substantial risks and uncertainties. Actual results or events could differ materially from the plans, intentions and expectations disclosed in the forward looking statements that we make. Forward looking statements may include, but are not limited to, statements regarding net asset value and potential trading prices. Words such as "anticipates," "believes," "expects," "estimates," "projects," "plans," "intends," "may," "will," "would" and similar expressions are intended to identify forward looking statements, although not all forward looking statements contain these identifying words. Actual results or outcomes may differ materially from those contemplated by the forward looking statement. Further, forward looking statements speak only as of the date they are made, and we undertake no obligation to update or reverse any forward looking statement to reflect changed assumptions or the occurrence of unanticipated events on changes to future operating results, unless requested to do so by law. Factors that might cause such differences include, but are not limited to: changes in market multiples or in actual or estimated financial results; the price at which our common shares trade on the NYSE; the impact of current and future regulation; the effects of competition; our ability to attract, develop and retain executives and other qualified employees; changes in general economic or market conditions; and other factors, many of which are beyond our control. This presentation is a summary provided for informational purposes only and is not an offer to buy or the solicitation of an offer to sell any securities of Apple Hospitality REIT, Inc. (the "Company," "Apple Hospitality," "Apple" or "APLE").

Cover photos: Hilton Garden Inn, Nashville, TN; Fairfield Inn & Suites, Orlando, FL; SpringHill Suites, Burbank, CA; Courtyard and Residence Inn, Richmond, VA; Homewood Suites, Charlotte, NC; and Hampton Inn & Suites, Boise, ID

APPLE HOSPITALITY REIT

COMPANY HIGHLIGHTS



Residence Inn

Residence Inn, Burbank, CA

32 States

83 MSAs

179 Hotels

22,962 Guestrooms

4 yrs. Average Effective Age

3.0x Net Debt/Adjusted EBITDA

$3.4 Billion Equity Market Cap

94% Free Float

Note: Statistics as of October 30, 2015. Net Debt/Adjusted EBITDA calculation based on outstanding debt less cash on hand and trailing 12 month Adjusted EBITDA as of September 30, 2015. Equity market cap based on October 30, 2015 closing price.

APPLE HOSPITALITY REIT

HIGH QUALITY PORTFOLIO


SPRINGHILL SUITES
Burbank, CA
170 Keys


COURTYARD
Miami, FL
118 Keys


RESIDENCE INN
Syracuse, NY
78 Keys


COURTYARD
Santa Clarita, CA
140 Keys


HOMEWOOD SUITES
San Jose, CA
140 Keys

APPLE HOSPITALITY REIT

MANAGEMENT TEAM WITH DEEP INDUSTRY EXPERIENCE OVER MULTIPLE HOTEL CYCLES

- Average executive tenure with the Apple REIT Companies is more than 13 years
- Established and operated 8 public hospitality REITs
- Raised and invested approximately $7 billion in hotel assets
- Purchased over 400 hotels
- Managed over $550 million in CapEx and renovation spending
- Sold 4 REITs in 3 transactions totaling $2.7 billion
- Representation on 7 Marriott® & Hilton® brand advisory boards, numerous brand advisory committees and leadership role in AH&LA

APPLE HOSPITALITY REIT

INVESTMENT STRATEGY



Concentrate on Upscale, rooms focused product



Pursue broad geographic diversification

HILTON WORLDWIDE MARRIOTT

Partner with the best brands in that category



Hire brand leading operators and enhance performance through benchmarking and asset management



Strategically reinvest in assets to establish and maintain competitive advantage

3.0x[1]

Maintain a strong, flexible balance sheet

[1] Net Debt/Adjusted EBITDA calculation based on outstanding debt less cash on hand and trailing 12 month Adjusted EBITDA as of September 30, 2015.

WHY ROOMS FOCUSED PRODUCT?

Strong Consumer Demand & Broad Appeal + Simple, Efficient Operating Model = High Margins with Lower Volatility

With more than 16,000 Upscale hotel rooms,
Apple Hospitality is one of the largest owners of Upscale hotel rooms in the industry.

EFFICIENT HOTEL OPERATIONS

YTD 9/30/15 Hotel EBITDA Margin and RevPAR Comparison


Upscale
Upper Upscale
Luxury
Apple Hospitality
45%
39%
38%
37%
37%
34%
34%
31%
31%
30%
28%
28%
$136
$103
$165
$105
$132
$197
$208
$171
$172
$148
$171
$263
CLDT
APLE(1)
HT
INN
RLJ
LHO
PEB
SHO
DRH
FCH
HST
BEE
RevPAR

Higher operating margins provide a more stable cash flow stream

Source: Public company filings as of September 30, 2015.
(1) Refer to appendix for reconciliation to net income.

GEOGRAPHIC DIVERSITY


5%
3%
6%
3%
3%
3%
6%
6%
4%
3%

Adjusted Hotel EBITDA contribution by market type


Urban
23%
Suburban
57%
Airport
6%
Interstate
4%
Resort
5%
Small Metro
5%

Disciplined strategy of investing in urban, high end suburban, and developing markets where diverse demand generators and proximity to guest amenities drive strong, consistent performance.

Note: Highlighted markets represent ten largest markets in Apple Hospitality's portfolio based on Adjusted Hotel EBITDA contribution for the nine months ended September 30, 2015.

CONCENTRATED BRAND OWNERSHIP

Ranked among top five largest owners for both Hilton® and Marriott®


HILTON
WORLDWIDE
46%(1)
MARRIOTT
54%(1)
HOME2
HOMEWOOD SUITES
COURTYARD
Marriott
FAIRFIELD
Marriott
(2)
MARRIOTT
R
RENAISSANCE
Hilton Garden Inn
Upscale
Upper Midscale
Upper Upscale
Hilton
HOTELS & RESORTS
Residence Inn
Marriott
Hampton
(3)
SPRINGHILL SUITES
Marriott
TownePlace
SUITES
Marriott
E
EMBASSY
SUITES

(1) Statistics are based on the number of guestrooms owned by Apple Hospitality as October 30, 2015.
(2) Includes the number of Fairfield Inn® and Fairfield Inn & Suites® guestrooms owned by the Company.
(3) Includes the number of Hampton Inn® and Hampton Inn & Suites® guestrooms owned by the Company.

WHY MARRIOTT & HILTON?

RevPAR Premiums
select service brands outperform comparable hotels across North America

Global Distribution
more than 8,500 hotels worldwide with locations in more than 80 countries and territories creates strong consumer awareness

Effective Brand Segmentation
wide array of hospitality choices with variety of brands that appeal to broad range of travelers

Strong Loyalty Programs
nearly 100 million members combined account for 50% of North American room nights

Brand Channels Deliver Guests
approximately 60% of all North American bookings come directly from brand channels

Premier System Standards
drive consistent quality, award winning service, innovative design, modern amenities

Institutional Brands
foster strong resale market, financing flexibility and investor confidence

MARRIOTT

HILTON WORLDWIDE

Source: Marriott and Hilton.

BENEFITS OF CONCENTRATED BRAND STRATEGY

Focus	Exclusive ownership of Hilton® & Marriott® branded hotels has yielded expertise and influence with brands
Expertise	One of the largest owners of Hilton® & Marriott® Upscale hotels
Influence	Unparalleled representation on Brand Advisory Boards with management serving on 7 boards

APPLE HOSPITALITY REIT

HISTORY OF APPLE REIT BRAND OWNERSHIP

	Total Hotels Owned[1]	Current Hotel Ownership[2]
Embassy Suites by Hilton®	2	2
Hampton Inn by Hilton® and Hampton Inn & Suites by Hilton®	52	36
Hilton®	1	1
Hilton Garden Inn®	58	41
Home2 Suites by Hilton®	5	5
Homewood Suites by Hilton®	61	33
Courtyard by Marriott®	62	39
Fairfield Inn by Marriott® and Fairfield Inn & Suites by Marriott®	20	11
Marriott® Hotels	7	4
Renaissance® Hotels	1	1
Residence Inn by Marriott®	102	32
SpringHill Suites by Marriott®	26	17
TownePlace Suites by Marriott®	21	12
Total	**418**	**234**

(1) Hotels owned by the various Apple REIT Companies since the first hospitality REIT in 1999.
(2) Hotels owned by Apple Hospitality REIT (total of 179) and Apple REIT Ten (total of 55) as of October 30, 2015.

HIGH QUALITY OPERATORS

100% portfolio operated by 3rd party property managers

93%[1] of 3rd party property management contracts are independent of brand management

20 award winning operating companies provide a platform for comparative analytics and shared best practices

25%[2] average of operators' portfolios represented by Apple Hospitality

Scale within our management companies' portfolios provides for substantial influence

[1] Based on hotels owned by Apple Hospitality as of October 30, 2015.
[2] Calculated based on number of hotels owned by Apple Hospitality and Apple REIT Ten, Inc. as of October 30, 2015 and excludes brand management representation percentages.

WELL MAINTAINED PORTFOLIO

Quality Portfolio with Average Effective Age of 4 Years...[1]


9+ Years
2%
7-8 Years
17%
0-6 Years
81%

Years since built or last renovated

...the Result of Consistent Reinvestment...


$115
$137
$170
$219
$273
$328
2010
2011
2012
2013
2014
2015
Forecast
Cumulative CapEx ($ in millions)

...Leads to Traveler Satisfaction Outperformance.



4.20 out of 5.00 weighted average Trip Advisor rating (2)

Consistent reinvestment provides for strong customer satisfaction and more predictable future capital needs

Note: Statistics based on hotels owned as of October 30, 2015 and represent periods of ownership by the Company, Apple REIT Seven, Inc., or Apple REIT Eight, Inc.
[1] Average Effective Age calculated as of October 30, 2015 and represents years since hotels built or last renovated.
[2] Apple Hospitality property Trip Advisor ratings as of September 30, 2015.

PORTFOLIO "FINE TUNING"



$69
$94
$108
2014 RevPAR
Properties Sold(1) APLE Portfolio(2) Acquisitions(5)



13
11
7
Average Age(3)
Properties Sold(1) APLE Portfolio(2) Acquisitions(5)



6
4
4
Average Effective Age(4)
Properties Sold(1) APLE Portfolio(2) Acquisitions(5)



96
128
150
Average Number of Rooms
Properties Sold(1) APLE Portfolio(2) Acquisitions(5)

Note: Statistics based on hotels owned as of October 30, 2015 and includes data prior to the Company's ownership.
[1] Represents properties sold in 2014 & 2015 through October 30, 2015.
[2] Represents 179 properties owned by the Company as of October 30, 2015.
[3] Average Age calculated as of October 30, 2015.
[4] Average Effective Age calculated as of October 30, 2015 and represents years since hotels built or last renovated.
[5] Represents information on APLE's seven acquisitions during 2015 through October 30, 2015

FLEXIBLE BALANCE SHEET

3.0X Net Debt / Adjusted EBITDA

Debt Composition [1]


Term Loan
44.2%
Revolver
7.8%
Mortgage Debt
48.0%
UNENCUMBERED PORTFOLIO
137 Hotels
17,477 Keys

DEBT MATURITY SCHEDULE [1] [2] ($ in millions)


Hotels: 2
Keys: 279
Rate: 5.5%
Hotels: 14
Keys: 1,790
Rate: 6.0%
Hotels: 8
Keys: 907
Rate: 5.3%
Revolver
Rate: L+1.55%
Term loan
Rate: 2.8%[3]
Hotels: 16
Keys: 2,329
Rate: 4.5%
$19
$117
$92
$76
$425
$233
2015
2016
2017
2018
2019
2020
2021
2022 and after

Low debt and staggered maturities facilitate agile balance sheet strategy

[1] Based on outstanding balance as of September 30, 2015, excluding $2.0 mm unamortized fair value adjustment of assumed debt.
[2] Excludes yearly amortization.
[3] Interest rate includes effect of interest rate swaps and LIBOR rate at September 30, 2015.

STRONG INDUSTRY FUNDAMENTALS

US Hotel Forecast
% Change vs. Prior Year

	2015			2016			2017
	STR	PKF	PwC	STR	PKF	PwC	PKF
Supply	1.2%	1.1%	1.1%	1.4%	1.8%	2.0%	2.3%
Demand	2.9%	3.3%	2.9%	2.2%	2.2%	2.1%	1.6%
RevPAR	6.8%	7.2%	6.9%	6.0%	6.3%	5.9%	5.5%

Source: Smith Travel Research (STR) August 2015; PKF Hospitality Research September – November 2015 Research; PwC Hospitality Directions US August 2015

APPLE HOSPITALITY REIT

2015 GUIDANCE



SpringHill Suites, Burbank, CA

	CURRENT OUTLOOK	
	Low	High
Comparable Hotels RevPAR Growth	5%	7%
Adjusted EBITDA	$310 million	$330 million

Note: The Company's achievement of the current outlook is subject to risks and uncertainties, including those disclosed in the Company's filings with the Securities and Exchange Commission. The Company's guidance does not take into account the impact of any unanticipated developments in its business or changes in its operating environment, nor does it take into account any unannounced hotel acquisitions or dispositions.

COMPARABLE HOTELS FINANCIAL HIGHLIGHTS

($ in thousands except RevPAR)

	Three Months Ended September 30,			Nine Months Ended September 30,		
	2015	2014	% CHANGE	2015	2014	% CHANGE
RevPAR	$107.62	$101.11	6.4%	$103.49	$96.99	6.7%
Revenue	$244,107	$226,853	7.6%	$699,717	$648,822	7.8%
Adjusted Hotel EBITDA	$97,350	$87,418	11.4%	$272,419	$245,031	11.2%
Adjusted Hotel EBITDA Margins	39.9%	38.5%	140 bps	38.9%	37.8%	110 bps

Note: Comparable Hotels is defined as the 177 hotels owned by the Company as of September 30, 2015. For hotels acquired during the period the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Refer to appendix for reconciliation to net income.

APPLE HOSPITALITY REIT

INVESTMENT SUMMARY

Focused on Performance

- Management team with extensive transaction and operations experience
- Strong regional and national operators
- Analytical approach to drive property level results
- Scale to negotiate attractive national contracts

Structured to Reduce Risk

- Exclusively invested in Marriott® and Hilton® branded hotels which benefit from strong reservation systems and loyalty programs
- Focused on Upscale category where simple operations yield high margins
- Broad geographic diversification reduces portfolio volatility
- Well maintained portfolio with average effective age of 4 years
- Low debt provides security through cycles

Poised for Growth

- Continued growth in US economy
- Positive supply and demand dynamics in most markets
- Occupancy above prior peak and continuing to grow
- Rate growth strengthening and driving margin expansion
- Balance sheet strength enables management to pursue accretive transactions

Management is focused on generating strong risk adjusted returns over time

APPENDIX


COURTYARD
RESIDENCE INN
COURTYARD
Marriott

Residence Inn and Courtyard, Richmond, VA

APPLE HOSPITALITY REIT

2015 Dispositions

City	State	Brand	Date Sold	Rooms
Huntsville	AL	TownePlace Suites	2/26/2015	86
Troy	AL	Courtyard	2/26/2015	90
Troy	AL	Hampton Inn	2/26/2015	82
Rogers	AR	Fairfield Inn & Suites	2/26/2015	99
Pueblo	CO	Hampton Inn & Suites	2/26/2015	81
Port Wentworth	GA	Hampton Inn	2/26/2015	106
Bowling Green	KY	Hampton Inn	2/26/2015	130
Alexandria	LA	Courtyard	2/26/2015	96
West Monroe	LA	Hilton Garden Inn	2/26/2015	134
Concord	NC	Hampton Inn	2/26/2015	101
Dunn	NC	Hampton Inn	2/26/2015	120
Jacksonville	NC	TownePlace Suites	2/26/2015	86
Matthews	NC	Hampton Inn	2/26/2015	91
Cincinnati	OH	Homewood Suites	2/26/2015	76
Tulsa	OK	Hampton Inn & Suites	2/26/2015	102
Jackson	TN	Courtyard	2/26/2015	94
Brownsville	TX	Courtyard	2/26/2015	90
San Antonio	TX	TownePlace Suites	2/26/2015	123
Tupelo	MS	Hampton Inn	6/1/2015	96
Total				1,883

Note: Dispositions as of October 30, 2015.

APPLE HOSPITALITY REIT

2015 Acquisitions

City	State	Brand	Date Acquired	Rooms
Fort Lauderdale	FL	Hampton Inn	6/23/2015	156
Cypress	CA	Hampton Inn	6/29/2015	110
Burbank	CA	SpringHill Suites	7/13/2015	170
Burbank	CA	Courtyard	8/11/2015	190
San Diego	CA	Courtyard	9/1/2015	245
Syracuse	NY	Courtyard	10/16/2015	102
Syracuse	NY	Residence Inn	10/16/2015	78
Total				1,051

Note: Acquisitions as of October 30, 2015.

APPLE HOSPITALITY REIT, INC.
CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	September 30, 2015	December 31, 2014
	(unaudited)	
Assets		
Investment in real estate, net of accumulated depreciation of $390,065 and $296,559, respectively	$ 3,651,482	$ 3,492,821
Assets held for sale	0	195,588
Cash and cash equivalents	105	0
Restricted cash – furniture, fixtures, and other escrows	25,700	32,526
Due from third party managers, net	38,436	22,879
Other assets, net	42,770	35,935
Total Assets	$ 3,758,493	$ 3,779,749
Liabilities		
Credit facility	$ 500,500	$ 191,600
Mortgage debt	463,746	517,970
Accounts payable and other liabilities	80,525	55,555
Total Liabilities	1,044,771	765,125
Shareholders' Equity		
Preferred stock, authorized 30,000,000 shares; none issued and outstanding	0	0
Common stock, no par value, authorized 800,000,000 shares; issued and outstanding 174,404,915 and 186,910,407 shares, respectively	3,501,252	3,737,328
Accumulated other comprehensive loss	(6,163)	(511)
Distributions greater than net income	(781,367)	(722,193)
Total Shareholders' Equity	2,713,722	3,014,624
Total Liabilities and Shareholders' Equity	$ 3,758,493	$ 3,779,749

Note: The Consolidated Balance Sheets and corresponding footnotes can be found in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2015.

APPLE HOSPITALITY REIT

APPLE HOSPITALITY REIT, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME (LOSS)

(Unaudited)
(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2015	2014	2015	2014
Revenues:				
Room	$ 221,978	$ 213,831	$ 628,982	$ 552,645
Other	18,577	18,053	56,299	48,928
Total revenue	240,555	231,884	685,281	601,573
Expenses:				
Operating	59,024	58,617	170,781	152,020
Hotel administrative	17,684	16,627	52,248	43,610
Sales and marketing	18,524	18,441	53,502	47,798
Utilities	9,505	9,587	25,222	22,965
Repair and maintenance	9,245	9,073	27,771	23,943
Franchise fees	10,360	9,762	29,069	25,137
Management fees	8,491	8,083	24,081	21,074
Property taxes, insurance and other	10,450	11,121	33,727	29,477
Ground Lease	2,496	2,489	7,504	5,850
General and administrative	5,175	5,627	14,421	14,774
Transaction and listing costs	842	707	7,891	4,593
Series B convertible preferred share expense	0	0	0	117,133
Loss on impairment of depreciable real estate assets	0	8,600	0	8,600
Depreciation	32,351	31,095	94,205	81,408
Total expenses	184,147	189,829	540,422	598,382
Operating income	56,408	42,055	144,859	3,191
Interest and other expense, net	(9,302)	(6,340)	(24,265)	(17,197)
Gain on sale of real estate	0	0	15,358	0
Income (loss) before income taxes	47,106	35,715	135,952	(14,006)
Income tax expense	(138)	(553)	(872)	(1,495)
Net income (loss)	$ 46,968	$ 35,162	$ 135,080	$ (15,501)
Other comprehensive income (loss):				
Unrealized gain (loss) on interest rate derivatives	(5,978)	757	(6,437)	311
Cash flow hedge losses reclassified to earnings	0	0	785	0
Comprehensive income (loss)	$ 40,990	$ 35,919	$ 129,428	$ (15,190)
Basic and diluted net income (loss) per common share	$ 0.27	$ 0.19	$ 0.74	$ (0.09)
Weighted average common shares outstanding – basic and diluted	175,069	186,910	182,247	166,292

Note: The Consolidated Statements of Operations and Comprehensive Income (loss) and corresponding footnotes can be found in the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2015.

APPLE HOSPITALITY REIT

THE FOLLOWING TABLE RECONCILES THE COMPANY'S GAAP NET INCOME (LOSS) TO EBITDA, ADJUSTED EBITDA AND ADJUSTED HOTEL EBITDA FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2015 AND 2014

(Unaudited) (in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2015	2014	2015	2014
Net income (loss)	$ 46,968	$ 35,162	$ 135,080	$ (15,501)
Depreciation	32,351	31,095	94,205	81,408
Amortization of favorable and unfavorable leases, net	133	308	2,289	748
Interest and other expense, net	9,302	6,340	24,265	17,197
Income tax expense	138	553	872	1,495
EBITDA	88,892	73,458	256,711	85,347
Series B convertible preferred share expense	-	-	-	117,133
Transaction and listing costs	842	707	7,891	4,593
Gain on sale of real estate	-	-	(15,358)	-
Loss on impairment of depreciable real estate assets	-	8,600	-	8,600
Non-cash straight-line ground lease expense	829	860	2,528	2,033
Adjusted EBITDA	$ 90,563	$ 83,625	$ 251,772	$ 217,706
General and administrative expense	5,175	5,627	14,421	14,774
Adjusted Hotel EBITDA	$ 95,738	$ 89,252	$ 266,193	$ 232,480

APPLE HOSPITALITY REIT

THE FOLLOWING TABLE RECONCILES THE COMPANY'S GAAP NET INCOME (LOSS) TO FFO AND MFFO FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 2015 AND 2014

(Unaudited) (in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,	
	2015	2014	2015	2014
Net income (loss)	$ 46,968	$ 35,162	$ 135,080	$ (15,501)
Depreciation of real estate owned	32,121	30,865	93,516	80,872
Gain on sale of real estate	-	-	(15,358)	-
Loss on impairment of depreciable real estate assets	-	8,600	-	8,600
Amortization of favorable and unfavorable leases, net	133	308	2,289	748
Funds from operations	79,222	74,935	215,527	74,719
Series B convertible preferred share expense	-	-	-	117,133
Transaction and listing costs	842	707	7,891	4,593
Non-cash straight-line ground lease expense	829	860	2,528	2,033
Modified funds from operations	$ 80,893	$ 76,502	$ 225,946	$ 198,478

APPLE HOSPITALITY REIT

APPLE HOSPITALITY REIT, INC.
COMPARABLE HOTELS OPERATING METRICS AND STATISTICAL DATA
(Unaudited) (in thousands except statistical data)

	Three Months Ended September 30, 2015	Three Months Ended September 30, 2014	% Change	Nine Months Ended September 30, 2015	Nine Months Ended September 30, 2014	% Change
Room revenue	$ 225,201	$ 208,306	8.1%	$ 640,093	$ 593,053	7.9%
Other revenue	18,906	18,547	1.9%	59,624	55,769	6.9%
Total revenue	244,107	226,853	7.6%	699,717	648,822	7.8%
Total operating expenses	146,757	139,435	5.3%	427,298	403,791	5.8%
Adjusted Hotel EBITDA	$ 97,350	$ 87,418	11.4%	$ 272,419	$ 245,031	11.2%
Adjusted Hotel EBITDA Margin %	39.9%	38.5%	3.6%	38.9%	37.8%	2.9%
ADR	$ 133.57	$ 126.60	5.5%	$ 131.02	$ 124.66	5.1%
Occupancy	80.6%	79.9%	0.9%	79.0%	77.8%	1.5%
RevPAR	$ 107.62	$ 101.11	6.4%	$ 103.49	$ 96.99	6.7%

Reconciliation to Actual Results

	Three Months Ended September 30, 2015	Three Months Ended September 30, 2014	Nine Months Ended September 30, 2015	Nine Months Ended September 30, 2014
Total Revenue (Actual)	$ 240,555	$ 231,884	$ 685,281	$ 601,573
Revenue from properties acquired in Apple Seven and Apple Eight mergers for periods prior to mergers	-	-	-	61,665
Revenue from acquisitions prior to ownership	3,585	8,466	20,003	25,473
Revenue from dispositions	-	(13,639)	(7,359)	(40,143)
Lease revenue intangible amortization	(33)	142	1,792	254
Comparable Hotels Total Revenue	$ 244,107	$ 226,853	$ 699,717	$ 648,822
Adjusted Hotel EBITDA (AHEBITDA) (Actual)	$ 95,738	$ 89,252	$ 266,193	$ 232,480
AHEBITDA from properties acquired in Apple Seven and Apple Eight mergers for periods prior to mergers	-	-	-	17,415
AHEBITDA from acquisitions prior to ownership	1,612	3,156	8,249	9,729
AHEBITDA from dispositions	-	(4,990)	(2,023)	(14,593)
Comparable Hotels AHEBITDA	$ 97,350	$ 87,418	$ 272,419	$ 245,031

Note: Comparable Hotels is defined as the 177 hotels owned by the Company as of September 30, 2015. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for the periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Reconciliation of Net Income (Loss) to Non-GAAP financial measures is included in prior pages.

APPLE HOSPITALITY REIT

APPLE HOSPITALITY REIT, INC.
COMPARABLE HOTELS OPERATING METRICS AND STATISTICAL DATA
(Unaudited) (in thousands except statistical data)

	Three Months Ended						
	3/31/14	6/30/14	9/30/14	12/31/14	3/31/15	6/30/15	9/30/15
Room revenue	$ 177,636	$ 207,111	$ 208,306	$ 177,980	$ 192,820	$ 222,072	$ 225,201
Other revenue	17,509	19,713	18,547	19,328	20,590	20,128	18,906
Total revenue	195,145	226,824	226,853	197,308	213,410	242,200	244,107
Total operating expenses	126,941	137,415	139,435	128,092	135,418	145,123	146,757
Adjusted Hotel EBITDA	$ 68,204	$ 89,409	$ 87,418	$ 69,216	$ 77,992	$ 97,077	$ 97,350
Adjusted Hotel EBITDA Margin %	35.0%	39.4%	38.5%	35.1%	36.5%	40.1%	39.9%
ADR	$ 121.61	$ 125.42	$ 126.60	$ 121.29	$ 127.43	$ 131.70	$ 133.57
Occupancy	72.4%	81.0%	79.9%	71.0%	74.4%	81.9%	80.6%
RevPAR	$ 88.10	$ 101.61	$ 101.11	$ 86.07	$ 94.74	$ 107.93	$ 107.62
Reconciliation to Actual Results							
Total Revenue (Actual)	$ 137,121	$ 232,568	$ 231,884	$ 202,323	$ 210,352	$ 234,374	$ 240,555
Revenue from properties acquired in Apple Seven and Apple Eight mergers for periods prior to mergers	61,665	-	-	-	-	-	-
Revenue from acquisitions prior to ownership	8,660	8,347	8,466	6,809	8,327	8,091	3,585
Revenue from dispositions	(12,243)	(14,261)	(13,639)	(11,966)	(7,127)	(232)	-
Lease revenue intangible amortization	(58)	170	142	142	1,858	(33)	(33)
Comparable Hotels Total Revenue	$ 195,145	$ 226,824	$ 226,853	$ 197,308	$ 213,410	$ 242,200	$ 244,107
Adjusted Hotel EBITDA (AHEBITDA) (Actual)	$ 51,172	$ 92,056	$ 89,252	$ 71,073	$ 76,650	$ 93,805	$ 95,738
AHEBITDA from properties acquired in Apple Seven and Apple Eight mergers for periods prior to mergers	17,415	-	-	-	-	-	-
AHEBITDA from acquisitions prior to ownership	3,569	3,004	3,156	2,115	3,399	3,238	1,612
AHEBITDA from dispositions	(3,952)	(5,651)	(4,990)	(3,972)	(2,057)	34	-
Comparable Hotels AHEBITDA	$ 68,204	$ 89,409	$ 87,418	$ 69,216	$ 77,992	$ 97,077	$ 97,350

Note: Comparable Hotels is defined as the 177 hotels owned by the Company as of September 30, 2015. For hotels acquired during the period the Company has included results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for the periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes. Reconciliation of Net Income (Loss) to Non-GAAP financial measures is included in prior pages.

APPLE HOSPITALITY REIT

COMPARABLE HOTELS OPERATING METRICS BY REGION THREE MONTHS ENDED SEPTEMBER 30

(Unaudited)

Region/State	# of Hotels	Occupancy Q3 2015	Occupancy Q3 2014	Occupancy % Change	Average Daily Rate Q3 2015	Average Daily Rate Q3 2014	Average Daily Rate % Change	RevPAR Q3 2015	RevPAR Q3 2014	RevPAR % Change	% of Adjusted Hotel EBITDA Q3 2015
East North Central											
Illinois	4	84.3%	84.6%	(0.4)%	$136.69	$126.20	8.3%	$115.16	$106.70	7.9%	3.3%
Indiana	2	83.7%	82.6%	1.3%	$124.71	$107.67	15.8%	$104.41	$88.96	17.4%	1.2%
Michigan	1	82.9%	80.8%	2.7%	$130.26	$121.44	7.3%	$108.00	$98.06	10.1%	0.7%
Ohio	1	74.3%	80.3%	(7.4)%	$126.55	$121.29	4.3%	$94.08	$97.39	(3.4)%	0.6%
East North Central Total	8	82.7%	83.1%	(0.5)%	$132.16	$121.14	9.1%	$109.31	$100.68	8.6%	5.8%
East South Central											
Alabama	10	75.0%	73.5%	2.0%	$108.43	$106.51	1.8%	$81.33	$78.31	3.9%	2.9%
Mississippi	2	78.2%	79.9%	(2.2)%	$111.36	$108.57	2.6%	$87.08	$86.80	0.3%	0.6%
Tennessee	6	88.6%	88.0%	0.7%	$146.33	$140.15	4.4%	$129.66	$123.35	5.1%	4.4%
East South Central Total	18	80.6%	79.7%	1.1%	$124.79	$121.04	3.1%	$100.52	$96.49	4.2%	7.9%
Middle Atlantic											
New Jersey	5	85.7%	81.2%	5.6%	$135.86	$133.50	1.8%	$116.48	$108.36	7.5%	2.9%
New York	2	89.4%	87.2%	2.5%	$227.76	$223.99	1.7%	$203.62	$195.42	4.2%	1.0%
Pennsylvania	3	76.2%	72.4%	5.2%	$144.23	$143.14	0.8%	$109.88	$103.70	6.0%	2.0%
Middle Atlantic Total	10	84.0%	80.3%	4.6%	$163.98	$162.01	1.2%	$137.77	$130.13	5.9%	5.9%
Mountain											
Arizona	7	57.7%	56.6%	1.9%	$83.96	$80.86	3.8%	$48.42	$45.77	5.8%	0.7%
Colorado	2	94.1%	91.4%	2.9%	$136.49	$128.07	6.6%	$128.42	$117.08	9.7%	1.6%
Idaho	2	84.9%	82.8%	2.6%	$121.95	$105.55	15.5%	$103.55	$87.36	18.5%	1.9%
Utah	2	88.8%	91.1%	(2.5)%	$110.31	$100.91	9.3%	$97.91	$91.89	6.5%	1.0%
Mountain Total	13	73.0%	71.9%	1.5%	$107.39	$98.78	8.7%	$78.38	$71.05	10.3%	5.2%
New England											
Massachusetts	4	86.8%	89.4%	(2.8)%	$130.02	$118.35	9.9%	$112.90	$105.75	6.8%	2.2%
New England Total	4	86.8%	89.4%	(2.8)%	$130.02	$118.35	9.9%	$112.90	$105.75	6.8%	2.2%

Note: Comparable Hotels is defined as the 177 hotels owned by the Company as of September 30, 2015. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for the periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes.
State categorization is based on census region designation.

APPLE HOSPITALITY REIT

COMPARABLE HOTELS OPERATING METRICS BY REGION THREE MONTHS ENDED SEPTEMBER 30
(Unaudited) (CONTINUED)

Region/State	# of Hotels	Occupancy Q3 2015	Occupancy Q3 2014	Occupancy % Change	Average Daily Rate Q3 2015	Average Daily Rate Q3 2014	Average Daily Rate % Change	RevPAR Q3 2015	RevPAR Q3 2014	RevPAR % Change	% of Adjusted Hotel EBITDA Q3 2015
Pacific											
Alaska	1	91.5%	94.9%	(3.6)%	$267.17	$253.29	5.5%	$244.46	$240.34	1.7%	2.0%
California	23	87.0%	85.4%	1.8%	$151.22	$139.89	8.1%	$131.51	$119.49	10.1%	19.0%
Washington	4	91.1%	92.5%	(1.5)%	$210.07	$201.21	4.4%	$191.34	$186.02	2.9%	6.3%
Pacific Total	28	87.8%	86.9%	1.0%	$165.68	$155.66	6.4%	$145.45	$135.34	7.5%	27.3%
South Atlantic											
Florida	16	81.4%	78.7%	3.5%	$112.61	$105.46	6.8%	$91.71	$82.95	10.6%	5.8%
Georgia	5	72.8%	70.9%	2.6%	$102.54	$99.82	2.7%	$74.67	$70.82	5.4%	1.0%
Maryland	2	76.9%	79.6%	(3.4)%	$128.54	$127.80	0.6%	$98.84	$101.68	(2.8)%	0.9%
North Carolina	9	80.7%	82.1%	(1.8)%	$121.31	$116.47	4.1%	$97.84	$95.66	2.3%	4.5%
South Carolina	3	82.7%	82.6%	0.1%	$117.33	$112.18	4.6%	$97.08	$92.71	4.7%	1.3%
Virginia	14	77.8%	80.4%	(3.2)%	$146.17	$135.74	7.7%	$113.78	$109.15	4.2%	11.4%
South Atlantic Total	49	79.3%	79.5%	(0.2)%	$125.77	$118.32	6.3%	$99.74	$94.05	6.1%	24.9%
West North Central											
Kansas	4	78.0%	75.0%	4.1%	$108.44	$106.78	1.6%	$84.59	$80.05	5.7%	1.1%
Minnesota	1	77.1%	80.1%	(3.7)%	$107.23	$103.98	3.1%	$82.68	$83.29	(0.7)%	0.3%
Missouri	4	85.6%	89.0%	(3.9)%	$139.31	$131.71	5.8%	$119.20	$117.26	1.7%	2.8%
Nebraska	1	75.7%	72.5%	4.4%	$127.99	$125.69	1.8%	$96.90	$91.12	6.4%	0.8%
West North Central Total	10	80.8%	81.1%	(0.4)%	$124.92	$120.62	3.6%	$100.97	$97.87	3.2%	5.0%
West South Central											
Arkansas	4	77.2%	73.0%	5.7%	$120.38	$108.08	11.4%	$92.87	$78.89	17.7%	1.7%
Louisiana	4	74.9%	73.7%	1.6%	$114.22	$113.89	0.3%	$85.52	$83.95	1.9%	1.7%
Oklahoma	1	80.0%	74.9%	6.8%	$154.64	$168.80	(8.4)%	$123.71	$126.41	(2.1)%	1.2%
Texas	28	76.9%	76.1%	1.1%	$118.19	$114.01	3.7%	$90.90	$86.71	4.8%	11.2%
West South Central Total	37	76.8%	75.5%	1.8%	$119.58	$115.85	3.2%	$91.86	$87.42	5.1%	15.8%
Total Portfolio	177	80.6%	79.9%	0.9%	$133.57	$126.60	5.5%	$107.62	$101.11	6.4%	100.0%

Note: Comparable Hotels is defined as the 177 hotels owned by the Company as of September 30, 2015. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for the periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes.
State categorization is based on census region designation.

APPLE HOSPITALITY REIT

COMPARABLE HOTELS OPERATING METRICS BY REGION NINE MONTHS ENDED SEPTEMBER 30
(Unaudited)

Region/State	# of Hotels	Occupancy YTD 2015	Occupancy YTD 2014	Occupancy % Change	Average Daily Rate YTD 2015	Average Daily Rate YTD 2014	Average Daily Rate % Change	RevPAR YTD 2015	RevPAR YTD 2014	RevPAR % Change	% of Adjusted Hotel EBITDA YTD 2015
East North Central											
Illinois	4	77.6%	75.7%	2.6%	$132.25	$124.73	6.0%	$102.69	$94.37	8.8%	2.8%
Indiana	2	77.8%	76.9%	1.2%	$115.58	$101.36	14.0%	$89.97	$77.96	15.4%	0.9%
Michigan	1	77.7%	76.1%	2.0%	$126.82	$120.51	5.2%	$98.50	$91.75	7.4%	0.7%
Ohio	1	69.9%	74.5%	(6.1)%	$124.28	$119.42	4.1%	$86.90	$88.94	(2.3)%	0.5%
East North Central Total	8	76.7%	75.8%	1.2%	$127.07	$118.55	7.2%	$97.49	$89.91	8.4%	4.9%
East South Central											
Alabama	10	75.2%	73.3%	2.7%	$107.82	$104.43	3.3%	$81.13	$76.50	6.1%	3.1%
Mississippi	2	79.4%	81.2%	(2.2)%	$108.97	$107.77	1.1%	$86.52	$87.52	(1.1)%	0.6%
Tennessee	6	86.0%	86.2%	(0.2)%	$146.56	$138.81	5.6%	$126.04	$119.64	5.4%	4.4%
East South Central Total	18	79.8%	79.0%	1.0%	$124.05	$119.23	4.0%	$98.97	$94.17	5.1%	8.1%
Middle Atlantic											
New Jersey	5	78.7%	73.9%	6.5%	$133.71	$134.31	(0.4)%	$105.28	$99.28	6.0%	2.6%
New York	2	83.1%	85.5%	(2.8)%	$210.06	$206.17	1.9%	$174.65	$176.35	(1.0)%	0.9%
Pennsylvania	3	70.2%	70.1%	0.1%	$143.33	$141.90	1.0%	$100.57	$99.51	1.1%	1.8%
Middle Atlantic Total	10	77.5%	75.9%	2.1%	$157.91	$157.75	0.1%	$122.36	$119.78	2.2%	5.3%
Mountain											
Arizona	7	67.8%	66.3%	2.4%	$106.46	$98.38	8.2%	$72.23	$65.21	10.8%	2.5%
Colorado	2	85.8%	80.8%	6.2%	$129.53	$122.42	5.8%	$111.08	$98.89	12.3%	1.3%
Idaho	2	77.6%	75.5%	2.7%	$115.48	$106.33	8.6%	$89.63	$80.33	11.6%	1.6%
Utah	2	79.8%	84.7%	(5.8)%	$105.83	$98.79	7.1%	$84.43	$83.66	0.9%	0.9%
Mountain Total	13	74.1%	72.9%	1.7%	$112.05	$103.85	7.9%	$83.02	$75.66	9.7%	6.3%
New England											
Massachusetts	4	79.4%	81.0%	(1.9)%	$125.47	$115.50	8.6%	$99.63	$93.52	6.5%	1.9%
New England Total	4	79.4%	81.0%	(1.9)%	$125.47	$115.50	8.6%	$99.63	$93.52	6.5%	1.9%

Note: Comparable Hotels is defined as the 177 hotels owned by the Company as of September 30, 2015. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for the periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes.
State categorization is based on census region designation.

COMPARABLE HOTELS OPERATING METRICS BY REGION NINE MONTHS ENDED SEPTEMBER 30
(Unaudited) (CONTINUED)

Region/State	# of Hotels	Occupancy			Average Daily Rate			RevPAR			% of Adjusted Hotel EBITDA
		YTD 2015	YTD 2014	% Change	YTD 2015	YTD 2014	% Change	YTD 2015	YTD 2014	% Change	YTD 2015
Pacific											
Alaska	1	87.4%	90.3%	(3.2)%	$218.35	$204.12	7.0%	$190.85	$184.34	3.5%	1.5%
California	23	84.5%	82.6%	2.2%	$143.95	$134.74	6.8%	$121.57	$111.31	9.2%	17.4%
Washington	4	87.2%	85.1%	2.4%	$180.18	$169.14	6.5%	$157.12	$143.98	9.1%	5.1%
Pacific Total	28	85.0%	83.3%	2.0%	$153.08	$143.60	6.6%	$130.13	$119.68	8.7%	24.0%
South Atlantic											
Florida	16	85.2%	81.9%	4.1%	$129.30	$121.21	6.7%	$110.21	$99.27	11.0%	9.2%
Georgia	5	75.7%	74.7%	1.3%	$104.24	$100.49	3.7%	$78.90	$75.06	5.1%	1.4%
Maryland	2	70.3%	74.3%	(5.3)%	$128.35	$125.34	2.4%	$90.24	$93.08	(3.1)%	0.8%
North Carolina	9	77.2%	76.2%	1.3%	$115.54	$110.82	4.3%	$89.15	$84.45	5.6%	4.0%
South Carolina	3	80.6%	79.3%	1.7%	$115.50	$108.90	6.1%	$93.13	$86.36	7.8%	1.3%
Virginia	14	74.5%	74.5%	0.1%	$134.42	$125.07	7.5%	$100.16	$93.14	7.5%	9.7%
South Atlantic Total	49	78.6%	77.5%	1.5%	$126.18	$118.59	6.4%	$99.20	$91.89	8.0%	26.4%
West North Central											
Kansas	4	75.0%	71.3%	5.2%	$106.22	$105.35	0.8%	$79.62	$75.08	6.0%	1.0%
Minnesota	1	72.1%	73.4%	(1.8)%	$104.57	$100.80	3.7%	$75.41	$74.02	1.9%	0.3%
Missouri	4	81.5%	82.3%	(0.9)%	$135.03	$128.61	5.0%	$110.07	$105.83	4.0%	2.6%
Nebraska	1	76.8%	73.9%	4.0%	$137.34	$133.97	2.5%	$105.53	$99.00	6.6%	0.9%
West North Central Total	10	77.8%	76.6%	1.5%	$123.37	$119.55	3.2%	$95.93	$91.55	4.8%	4.8%
West South Central											
Arkansas	4	71.5%	67.7%	5.6%	$116.46	$106.69	9.2%	$83.31	$72.28	15.3%	1.5%
Louisiana	4	79.0%	76.8%	2.8%	$127.37	$124.13	2.6%	$100.66	$95.38	5.5%	2.4%
Oklahoma	1	80.2%	79.4%	1.0%	$149.50	$167.96	(11.0)%	$119.91	$133.40	(10.1)%	1.2%
Texas	28	77.6%	76.9%	0.9%	$121.20	$117.25	3.4%	$94.01	$90.14	4.3%	13.2%
West South Central Total	37	77.3%	76.2%	1.5%	$122.83	$119.54	2.8%	$94.97	$91.05	4.3%	18.3%
Total Portfolio	177	79.0%	77.8%	1.5%	$131.02	$124.66	5.1%	$103.49	$96.99	6.7%	100.0%

Note: Comparable Hotels is defined as the 177 hotels owned by the Company as of September 30, 2015. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for the periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes.
State categorization is based on census region designation.

COMPARABLE HOTELS OPERATING METRICS BY CHAIN SCALE THREE MONTHS ENDED SEPTEMBER 30

(Unaudited)

Chain Scale	# of Hotels	Occupancy Q3 2015	Occupancy Q3 2014	Occupancy % Change	Average Daily Rate Q3 2015	Average Daily Rate Q3 2014	Average Daily Rate % Change	RevPAR Q3 2015	RevPAR Q3 2014	RevPAR % Change	% of Adjusted Hotel EBITDA Q3 2015
Upscale											
Courtyard	33	76.9%	77.9%	(1.3)%	$144.34	$136.26	5.9%	$111.01	$106.17	4.6%	23.7%
Hilton Garden Inn	30	80.8%	80.3%	0.7%	$128.90	$122.26	5.4%	$104.14	$98.13	6.1%	17.6%
Homewood Suites	23	86.1%	80.7%	6.7%	$128.89	$122.41	5.3%	$110.93	$98.73	12.4%	10.7%
Residence Inn	26	84.4%	84.5%	(0.1)%	$147.50	$140.91	4.7%	$124.48	$119.06	4.5%	17.1%
SpringHill Suites	15	80.3%	80.7%	(0.4)%	$111.15	$99.25	12.0%	$89.27	$80.06	11.5%	6.7%
Total	127	81.1%	80.5%	0.8%	$134.39	$126.94	5.9%	$109.03	$102.16	6.7%	75.8%
Upper Midscale											
Fairfield Inn & Suites/Fairfield Inn	7	79.1%	78.6%	0.6%	$101.74	$94.71	7.4%	$80.44	$74.41	8.1%	2.3%
Hampton Inn & Suites/Hampton Inn	26	82.0%	80.4%	2.0%	$126.46	$120.83	4.7%	$103.76	$97.19	6.8%	12.8%
Home2 Suites	2	91.0%	90.5%	0.6%	$134.25	$125.88	6.7%	$122.17	$113.87	7.3%	1.5%
TownePlace Suites	8	73.3%	71.0%	3.3%	$92.09	$90.42	1.8%	$67.53	$64.18	5.2%	1.8%
Total	43	80.6%	79.1%	1.9%	$117.83	$112.41	4.8%	$94.94	$88.90	6.8%	18.4%
Upper Upscale											
Embassy Suites	2	81.6%	86.3%	(5.4)%	$208.08	$195.72	6.3%	$169.83	$168.90	0.5%	2.2%
Hilton	1	72.4%	76.7%	(5.6)%	$164.89	$151.30	9.0%	$119.35	$116.01	2.9%	1.0%
Marriott	3	69.5%	70.4%	(1.3)%	$134.54	$127.51	5.5%	$93.50	$89.80	4.1%	2.5%
Renaissance	1	89.6%	84.5%	6.1%	$289.53	$294.31	(1.6)%	$259.55	$248.57	4.4%	0.1%
Total	7	74.9%	76.3%	(1.8)%	$178.59	$170.02	5.0%	$133.80	$129.68	3.2%	5.8%
Total Portfolio	177	80.6%	79.9%	0.9%	$133.57	$126.60	5.5%	$107.62	$101.11	6.4%	100.0%

Note: Comparable Hotels is defined as the 177 hotels owned by the Company as of September 30, 2015. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for the periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes.
Brand categorization is based on STR, Inc. chain scale designation.

APPLE HOSPITALITY REIT

COMPARABLE HOTELS OPERATING METRICS BY CHAIN SCALE NINE MONTHS ENDED SEPTEMBER 30
(Unaudited) (CONTINUED)

Chain Scale	# of Hotels	Occupancy YTD 2015	Occupancy YTD 2014	Occupancy % Change	Average Daily Rate YTD 2015	Average Daily Rate YTD 2014	Average Daily Rate % Change	RevPAR YTD 2015	RevPAR YTD 2014	RevPAR % Change	% of Adjusted Hotel EBITDA YTD 2015
Upscale											
Courtyard	33	75.0%	74.8%	0.2%	$137.70	$130.31	5.7%	$103.22	$97.50	5.9%	21.8%
Hilton Garden Inn	30	79.2%	78.1%	1.4%	$127.60	$121.07	5.4%	$101.03	$94.52	6.9%	17.9%
Homewood Suites	23	83.4%	80.0%	4.2%	$132.76	$126.88	4.6%	$110.67	$101.49	9.0%	11.5%
Residence Inn	26	82.7%	81.2%	1.9%	$138.61	$131.78	5.2%	$114.66	$106.97	7.2%	15.9%
SpringHill Suites	15	77.9%	76.7%	1.5%	$108.85	$99.83	9.0%	$84.77	$76.59	10.7%	6.3%
Total	127	79.1%	77.9%	1.6%	$131.11	$124.10	5.7%	$103.76	$96.63	7.4%	73.4%
Upper Midscale											
Fairfield Inn & Suites/Fairfield Inn	7	79.1%	78.2%	1.1%	$107.76	$99.72	8.1%	$85.26	$78.02	9.3%	2.7%
Hampton Inn & Suites/Hampton Inn	26	80.4%	78.7%	2.3%	$127.75	$123.54	3.4%	$102.77	$97.17	5.8%	13.6%
Home2 Suites	2	88.8%	90.2%	(1.5)%	$134.51	$123.99	8.5%	$119.50	$111.80	6.9%	1.6%
TownePlace Suites	8	74.6%	72.9%	2.3%	$93.47	$91.24	2.4%	$69.72	$66.52	4.8%	2.2%
Total	43	79.7%	78.2%	1.9%	$119.66	$114.78	4.3%	$95.35	$89.76	6.2%	20.1%
Upper Upscale											
Embassy Suites	2	84.6%	84.9%	(0.3)%	$179.95	$169.39	6.2%	$152.28	$143.81	5.9%	2.1%
Hilton	1	76.9%	79.2%	(2.8)%	$165.84	$154.98	7.0%	$127.60	$122.69	4.0%	1.3%
Marriott	3	68.7%	69.2%	(0.7)%	$135.22	$131.07	3.2%	$92.91	$90.72	2.4%	2.9%
Renaissance	1	85.5%	86.0%	(0.6)%	$263.67	$266.20	(0.9)%	$225.55	$229.03	(1.5)%	0.2%
Total	7	75.2%	75.9%	(0.9)%	$168.50	$162.83	3.5%	$126.74	$123.60	2.5%	6.5%
Total Portfolio	177	79.0%	77.8%	1.5%	$131.02	$124.66	5.1%	$103.49	$96.99	6.7%	100.0%

Note: Comparable Hotels is defined as the 177 hotels owned by the Company as of September 30, 2015. For hotels acquired during the periods noted, the Company has included, as applicable, results of those hotels for periods prior to the Company's ownership, and for dispositions, results have been excluded for the Company's period of ownership. Results for the periods prior to the Company's ownership have not been included in the Company's actual Consolidated Financial Statements and are included only for comparison purposes.
Brand categorization is based on STR, Inc. chain scale designation.

MANAGEMENT COMPANIES

TOP 10 APPLE HOSPITALITY OPERATORS

Rank	Company Name	Total # of Properties (1)	% of Apple Hospitality Portfolio (2)	Apple Hospitality's % of Operator's Portfolio (3)
1	LBA	29	16%	63%
2	Dimension	24	13%	48%
3	White Lodging	21	12%	18%
4	Western	15	8%	52%
5	Marriott	10	6%	2%
6	Raymond	9	5%	47%
7	Crestline	9	5%	11%
8	Inn Ventures	8	4%	24%
9	Vista Host	8	4%	36%
10	McKibbon	8	4%	20%

100% of Apple Hospitality's portfolio operated by 3rd party property managers

93% independent of brand management(2)

20 operating companies provide a platform for comparative analytics and shared best practices

25% of operators' portfolios represented by Apple Hospitality on average(4)

Scale within our management companies' portfolios provides for substantial influence

(1) Number of properties managed for Apple Hospitality as of October 30, 2015.
(2) Calculated based on number of hotels.
(3) Calculated based on number of hotels; Apple Hospitality's representation also includes the 55 hotels owned by Apple REIT Ten, Inc.
(4) Calculated based on hotels owned by Apple Hospitality and Apple REIT Ten, Inc. and excludes brand management representation percentages.

DEFINITIONS

Non-GAAP Financial Measures

The Company considers the following non-GAAP financial measures useful to investors as key supplemental measures of its operating performance: Funds from Operations ("FFO"); Modified FFO ("MFFO"); Earnings before Interest, Income Taxes, Depreciation and Amortization ("EBITDA"); Adjusted EBITDA ("Adjusted EBITDA"); and Adjusted Hotel EBITDA ("Adjusted Hotel EBITDA"). These non-GAAP financial measures should be considered along with, but not as alternatives to, net income (loss), cash flow from operations or any other operating GAAP measure. FFO, MFFO, EBITDA, Adjusted EBITDA and Adjusted Hotel EBITDA are not necessarily indicative of funds available to fund the Company's cash needs, including its ability to make cash distributions. Although FFO, MFFO, EBITDA, Adjusted EBITDA, and Adjusted Hotel EBITDA, as calculated by the Company, may not be comparable to FFO, MFFO, EBITDA, Adjusted EBITDA and Adjusted Hotel EBITDA as reported by other companies that do not define such terms exactly as the Company defines such terms, the Company believes these supplemental measures are useful to investors when comparing the Company's results between periods and with other REITs.

EBITDA, Adjusted EBITDA, and Adjusted Hotel EBITDA

EBITDA is a commonly used measure of performance in many industries and is defined as net income (loss) excluding interest, income taxes and depreciation and amortization. The Company believes EBITDA is useful to investors because it helps the Company and its investors evaluate the ongoing operating performance of the Company by removing the impact of its capital structure (primarily interest expense) and its asset base (primarily depreciation and amortization). In addition, certain covenants included in the Company's indebtedness use EBITDA, as defined in the specific credit agreement, as a measure of financial compliance.

The Company considers the exclusion or inclusion of certain additional items from/in EBITDA useful, including (i) the exclusion of the non-cash Series B convertible preferred share conversion expense, transaction and listing costs, gains or losses from sales of real estate, and the loss on impairment of depreciable real estate assets as these do not represent ongoing operations and (ii) the exclusion of non-cash straight-line ground lease expense as this expense does not reflect the underlying performance of the related hotels.

The Company considers excluding the effect of corporate-level expenses (Adjusted Hotel EBITDA) as a more complete understanding of the operating results over which individual hotels and operators have direct control. The Company believes property-level results provide investors with supplemental information about the ongoing operational performance of the Company's hotels and the effectiveness of the operators of the hotels.

DEFINITIONS (CONTINUED)

FFO and MFFO

The Company calculates and presents FFO in accordance with standards established by the National Association of Real Estate Investment Trusts ("NAREIT"), which defines FFO as net income (loss) (computed in accordance with generally accepted accounting principles ("GAAP")), excluding gains or losses from sales of real estate, extraordinary items as defined by GAAP, the cumulative effect of changes in accounting principles, plus real estate related depreciation, amortization and impairments, and adjustments for unconsolidated partnerships and joint ventures. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most real estate industry investors consider FFO to be helpful in evaluating a real estate company's operations. The Company further believes that by excluding the effects of these items, FFO is useful to investors in comparing its operating performance between periods and between REITs that report FFO using the NAREIT definition, even though FFO does not represent an amount that accrues directly to common shareholders.

The Company further adjusts FFO for certain additional items that are not in NAREIT's definition of FFO, including: (i) the exclusion of the non-cash Series B convertible preferred share conversion expense and transaction and listing costs as these do not represent ongoing operations and (ii) the exclusion of non-cash straight-line ground lease expense as this expense does not reflect the underlying performance of the related hotels. The Company presents MFFO when evaluating its performance because it believes that it provides further useful supplemental information to investors regarding its ongoing operating performance.

Comparable Hotels

The Company defines "Comparable Hotels" metrics as results generated by the 177 hotels owned as of the end of September 2015. For the hotels acquired during the periods noted, the Company has included, as applicable, results of these hotels for periods prior to the Company's ownership and for dispositions, results have been excluded for the Company's period of ownership. Results for periods prior to the Company's ownership have not been included in the Company's Consolidated Financial Statements and are included only for comparison purposes.

Common Shares

On May 18, 2015, the Company implemented a 50% reverse share split which is reflected in share or per share amounts in this presentation.

TRADEMARK INFORMATION

"Courtyard by Marriott®," "Fairfield Inn by Marriott®," "Fairfield Inn & Suites by Marriott®," "Marriott® Hotels," "Renaissance® Hotels," "Residence Inn by Marriott®," "SpringHill Suites by Marriott®," and "TownePlace Suites by Marriott®" are each a registered trademark of Marriott® International, Inc. or one of its affiliates. All references to "Marriott®" mean Marriott® International, Inc. and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Marriott® is not responsible for the content of this presentation, whether relating to the hotel information, operating information, financial information, Marriott®'s relationship with Apple Hospitality REIT, Inc. or otherwise. Marriott® was not involved in any way, whether as an "issuer" or "underwriter" or otherwise, in the Apple Hospitality REIT offering and received no proceeds from the offering. Marriott® has not expressed any approval or disapproval regarding this presentation, and the grant by Marriott® of any franchise or other rights to Apple Hospitality REIT shall not be construed as any expression of approval or disapproval. Marriott® has not assumed and shall not have any liability in connection with this presentation.

"Embassy Suites by Hilton®," "Hampton Inn by Hilton®," "Hampton Inn & Suites by Hilton®," "Hilton®," "Hilton Garden Inn®," "Home2 Suites by Hilton®," and "Homewood Suites by Hilton®" are each a registered trademark of Hilton® Worldwide Holdings, Inc. or one of its affiliates. All references to "Hilton®" mean Hilton® Worldwide Holdings, Inc. and all of its affiliates and subsidiaries, and their respective officers, directors, agents, employees, accountants and attorneys. Hilton® is not responsible for the content of this presentation, whether relating to hotel information, operating information, financial information, Hilton®'s relationship with Apple Hospitality REIT, Inc., or otherwise. Hilton® was not involved in any way, whether as an "issuer" or "underwriter" or otherwise, in the Apple Hospitality REIT offering and received no proceeds from the offering. Hilton® has not expressed any approval or disapproval regarding this presentation, and the grant by Hilton® of any franchise or other rights to Apple Hospitality REIT shall not be construed as any expression of approval or disapproval. Hilton® has not assumed and shall not have any liability in connection with this presentation.

APPLE HOSPITALITY REIT

CONTACT INFORMATION

814 East Main Street
Richmond, VA 23219

(804) 344-8121

www.applehospitalityreit.com